Member FDIC

Exhibit 99.2

SouthernFirst

SECOND QUARTER 2024 INVESTOR PRESENTATION

July 18, 2024

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

SOUTHERN FIRST BANCSHARES, INC.


Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Atlanta
Summerville
Charleston
GEORGIA

CORPORATE PROFILE

Authentic community bank with 25 years of service excellence

- $4.1 Billion – Total Assets
- $3.6 Billion – Total Loans
- $3.5 Billion – Total Deposits
- Solid Capital Levels
  - Tier 1 RBC of 10.80%
  - Consistent TBV growth
- Outstanding Asset Quality
  - NPAs of 0.27%
- Efficient, High-Powered Banking Model
  - 12 banking offices located in 8 of the most dynamic and fastest growing Southeast metro markets
  - ~300 associates

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

INVESTMENT CONSIDERATIONS

Located in dynamic, high growth **southeastern metro markets**

Management team with **broad and varied experience** through cycles

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Solid capital ratios with consistent tangible book value growth

Culture of **exceptional long-term relationship banking**

HIGH-GROWTH METRO MARKETS

SFST's % of Total Deposits



Greenville, SC
Charleston, SC
Atlanta, GA
Columbia, SC
Raleigh, NC
Greensboro, NC

	Year Entered	Offices	SFST's % of Total Deposits	2024 Population (Actual)	20 - '24 Pop. Change %	24 - '29 Proj. Pop. Growth	24 - '29 Proj. HHI. Growth %
Greenville, SC	2000	4	49.29%	978,230	5.4	5.2	7.7
Charleston, SC [1]	2012	3	19.96%	851,938	6.5	6.2	9.1
Atlanta, GA	2017	1	11.89%	6,339,620	4.1	4.4	8.7
Columbia, SC	2007	1	10.04%	859,161	3.6	3.7	6.5
Raleigh, NC	2016	1	4.40%	1,529,484	8.2	7.3	9.4
Greensboro, NC	2018	1	2.98%	791,713	2.0	2.5	10.7
Charlotte, NC	2021	1	1.44%	2,822,265	6.1	5.8	10.6
MSA Totals		**12**		**14,172,411**			
Wtd. Avg. SFST MSAs					**5.3**	**5.2**	**8.2**
National Average					**1.4**	**2.4**	**10.1**

Source: S&P Global Markets; (1) Charleston MSA includes the city of Summerville, SC, which SFST entered in 2018

FINANCIAL HIGHLIGHTS

- Net income was $3.0 million and diluted earnings per common share were $0.37 for Q2 2024
- Total loans were $3.6 billion at Q2 2024, a decrease of $21.2 million, or 2.35% annualized, from Q1 2024
- Total deposits were $3.5 billion at Q2 2024, a decrease of $812 thousand, or 0.09% annualized, from Q1 2024
- Nonperforming assets to total assets were 0.27% and past due loans to total loans were 0.30% at Q2 2024
- Net interest margin was 1.98% for Q2 2024, compared to 1.94% for Q1 2024
- Book value per common share increased to $39.09 at Q2 2024

LOAN & DEPOSIT COMPOSITION



Construction
0.9%
Other
1.2%
Home equity
5.2%
Owner occupied RE
17.7%
Real estate
31.1%
Total Loans
$3.62 Billion
Non-owner occupied RE
25.3%
Business
14.6%
Construction
4.0%
Commercial, 61.6%
Consumer, 38.4%



Wholesale CDs
13.4%
Non-Interest Bearing Checking
19.9%
Retail CDs
12.4%
Interest-Bearing Checking
8.5%
Savings
0.8%
Total Deposits
$3.46 Billion
Money Market
45.2%

*Total loans excludes mortgage loans held for sale.

BALANCE SHEET TRENDS



Loans
$3.70
$3.60
$3.50
$3.40
$3.30
$3.20
$3.10
Billions
$3.54
$3.55
$3.60
$3.64
$3.62
5.20%
5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Total Loans
Loan Yield



Core Deposits
$2.90
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
Billions
$2.88
$2.87
$2.81
$2.81
$2.79
2.80%
2.70%
2.60%
2.50%
2.40%
2.30%
2.20%
2.10%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Core Deposits
Core Deposit Rate

Note: Total loans excludes mortgage loans held for sale; core deposits includes all transaction accounts and time deposits, less than $250,000

ASSET QUALITY

Loans 30 days or more past due/loans*


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.07%
0.13%
0.37%
0.36%
0.30%
2Q23
3Q23
4Q23
1Q24
2Q24

- NPAs increased by $7.6 million, and charge-offs were $1.0 million, primarily due to one Assisted Living-related relationship in one of our markets.
- Our exposure to Assisted Living-related credits outside of the one nonperforming relationship is limited.
- Assisted Living-related credit exposure includes two additional relationships totaling $12.5M, which are performing well and have low LTVs.
- Overall, asset quality remains strong, with classified assets remaining at low levels.

Net charge-offs (recoveries)/average loans* (YTD Annualized)


0.50%
0.30%
0.10%
-0.10%
0.03%
0.01%
0.00%
0.03%
0.07%
2Q23
3Q23
4Q23
1Q24
2Q24

Nonperforming assets/total assets


0.75%
0.55%
0.35%
0.15%
-0.05%
0.08%
0.11%
0.10%
0.09%
0.27%
2Q23
3Q23
4Q23
1Q24
2Q24

*Excludes mortgage loans held for sale.

OFFICE PORTFOLIO



Non-Owner Occupied Office Exposure
$7,194
$28,879
$42,695
$132,184
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

Q2 2024 Portfolio Characteristics	
Total Credit Exposure	$211 million
% of Total Loans	4.9%
Average Loan Size	$1.2 million
Median Loan Size	$524 thousand
Largest Loan Size	$9.8 million
30+ Days Past Due	None
Special Mention	None
Substandard Accruing	None
Nonaccruals	None

*Number in thousands

CAPITAL RATIOS

Holding Company Capital Ratios: (1)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
Total risk-based capital ratio	**12.77%**	12.59%	12.57%	12.56%	12.40%
Tier 1 risk-based capital ratio	**10.80%**	10.63%	10.60%	10.58%	10.42%
Leverage ratio	**8.27%**	8.43%	8.14%	8.17%	8.48%
Common equity tier 1 ratio (2)	**10.39%**	10.22%	10.19%	10.17%	10.00%
Tangible common equity (3)	**7.76%**	7.68%	7.70%	7.56%	7.53%

(1) June 30, 2024 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FOCUSED ON PERFORMANCE OPPORTUNITIES

Financial Management Opportunities

- Balance current earnings decisions with long-term balance sheet management considerations
- Improve net interest margin
- Seek to optimize loan, deposit and wholesale pricing
- Reduce loan- to-deposit ratio
- Capital accretion and high-quality growth

Strategic Opportunities

- Ongoing conversations with top performers in existing markets in preparation for a more normalized operating environment
- Remain consistent to our philosophy of relationship banking and organic growth, one client at a time

OUR CULTURE OF SUCCESS

Relationship driven with a focus on **exceptional service** and **authentic hospitality**

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in major metro, high-growth **Southeastern markets**

Dedicated to a **family culture** that results in strong career satisfaction and low turnover

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

Member FDIC

SouthernFirst